UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2012.

ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage
Abilene, Kansas 67410-2832
 (Address of principal executive offices) (Zip Code)

(785) 263-3350
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.                      Changes in Registrant’s Certifying Accountant.

(a)           Effective as of  July 11, 2012, following a competitive process undertaken by the Audit Committee of the Board of Directors (the “Audit Committee”) of ALCO Stores, Inc. (previously known as Duckwall-ALCO Stores, Inc.) (the “Company”), the Audit Committee approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.

During the Company's two most recent fiscal years ended January 29, 2012 and January 30, 2011 and the subsequent interim period through July 11, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the financial statements of the Company as of and for the years ended January 29, 2012 and January 30, 2011 (the Company's two most recent fiscal years) did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

The audit report of KPMG on the financial statements of the Company as of January 29, 2012 and January 30, 2011 and for the two years then ended contained a separate paragraph stating that, “As discussed in notes 1(c) and 2 to the financial statements, the Company elected to change its method of accounting for inventory from the retail inventory method (RIM), to the weighted average cost method in fiscal year 2012.”

The audit report of KPMG on the financial statements of the Company as of January 30, 2011 and January 31, 2010 and for the two years then ended contained a separate paragraph stating that, “As discussed in Note 1(c) and 2 to the financial statements, the Company elected to change its method of accounting for inventory from the last-in, first-out (LIFO) method, to the first-in, first-out (FIFO) method in fiscal year 2011.  The Company applied this change retrospectively in accordance with ASC 250, Accounting Changes and Error Corrections.”

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of January 29, 2012 and January 30, 2011 (the Company's two most recent fiscal years) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

(b)           Effective as of July 16, 2012, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s new independent registered public accounting firm. During the Company's  two most recent fiscal years and the subsequent interim period through July 16, 2012, the Company has not consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated July 17, 2012, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2012	ALCO STORES, INC. By: /s/ Richard E. Wilson Richard E. Wilson President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated July 17, 2012, regarding change in independent registered public accounting firm.